Supplement to the
Strategic Advisers® International II Fund
April 29, 2015
Prospectus

The following information replaces the biographical information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section for Pyramis on page 7.

Cesar Hernandez (portfolio manager) has managed Pyramis' portion of the fund's assets since 2010.

The following information replaces the biographical information found in the "Fund Management" section for Pyramis on page 18.

Cesar Hernandez, CFA, is portfolio manager of Pyramis' portion of the fund's assets, which he has managed since 2010. Mr. Hernandez developed the Select International discipline at Fidelity and is responsible for managing the Select International and the Select Global strategies. Mr. Hernandez joined Fidelity Investments as a portfolio manager in 1989.

SIL-15-01  August 6, 2015
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